EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Mitesco, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof, I, Phillip J. Keller, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 14, 2021

/s/ Phillip J. Keller
Phillip J. Keller Chief Financial Officer and Principal Financial Officer